----------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 3, 2001


                         Commission File Number: 0-17597


                            ELITE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                   Texas                            76-0252296
      (State or other Jurisdiction of      (IRS Employer Identification No.)
       incorporation or organization)

           5050 Oakbrook Parkway
                 Suite 100
              Norcross Georgia                         30093
    (Address of principal executive offices)         (Zip Code)

                                  770-559-4975
               (Registrant's telephone number, including area code

INDEX





         Item 1.  Changes in Control of Registrant                           1
         Item 2.  Acquisition of Assets                                      1

             Item 3.  Bankruptcy or Receivership                             1

             Item 4.  Changes in Registrant's Certified Accountant           1
             Item 5.  Other Events                                           1

         Item 6.  Resignation of Registrant's Directors                      1

             Item 7.       Financial Statements and Exhibits                 1


         Signature                                                           2



Exhibit Index


        Exhibit-Audited Financial Statements

ITEM 1. CHANGES IN CONTROL OF REGISTRANT-NONE.

ITEM 2. ACQUISTION OF ASSETS.

On February 15, 2001 Elite Technologies, Inc., (the "Registrant") entered into a Stock Purchase Agreement ("Agreement") with Icon Computer Parts, Corp., a Puerto Rico corporation, (Seller). This agreement was a stock for stock agreement. In exchange for the transfer of all sellers' shares, the Buyer is to transfer, as consideration, two million (2,000,000) shares of common stock of the Registrant. The stock issued in this transaction shall be restricted as defined in Rule 144 of the Securities Act of 1934, as amended, and shall contain a restricted legend. The shareholders of the seller, previous to the signing of this agreement, were Javier Rivera and Ricardo Gomez. The number of shares issued, pursuant to the Stock Purchase Agreement, was determined by the mutual consent of both parties.

As a result of above said Stock Purchase Agreement, the Registrant currently owns 100% of the outstanding ordinary shares of Icon Computer Parts, Corp. The sellers business is a for-profit corporation and is engaged in the sale and distribution of computer parts. The Registrant intends on utilizing the sellers assets in a manner similar to that previous to the signing of the Agreement.



ITEM 3. BANKRUPTCY OR RECIEVERSHIP-NONE.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIED ACCOUNTANT-PREVIOUSLY REPORTED.

ITEM 5. OTHER EVENTS-NONE.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS-NONE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

As of the date of this Report on Form 8-K, the Registrant has included audited financial statements of Icon Computer Parts, Corp. as of February 28, 2001.See attached Exhibit.

(b) Pro Forma Financial Information.

As of the date of filing this Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b).

(c) Exhibits.

The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 3, 2001                          ELITE TECHNOLOGIES, INC.


                                             By:     /s/  Scott Schuster
                                                     -------------------
                                                   Name:  Scott Schuster
                                                 Title:  Chief Executive Officer

                            ICON COMPUTER PARTS CORP.
             (A wholly owned subsidiary of Elite Technologies, Inc.)

                                  BALANCE SHEET
                                FEBRUARY 28, 2001

                                     ASSETS

Current Assets:

         Cash in Banks                                          $         1,121
         Accounts receivable (net of allowance for doubtful
              accounts of $53,654)                                      287,504
         Inventory                                                      309,165
                                                                   ------------

                                                                        597,790

Property, Plant and Equipment:

         Building                                                       375,000
         Office Furniture & Equipment                                    21,875
         Motor Vehicle                                                   10,000
                                                                  -------------

                                                                        406,875

TOTAL ASSETS                                                       $  1,004,665
                                                                       ========

                       LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities:

         Accounts and accrued expenses payable                    $     124,405
         Credit Lines                                                   142,204
         Current portion of long-term debt                                2,833
                                                                 --------------

                                                                        269,442

Long-Term Debt                                                          146,892

Stockholders Equity:

         Common stock, $1 par value, authorized 1,000 shares,
              issued and outstanding 2 shares                                 2
         Additional Paid in Capital                                     254,998
         Retained Earnings                                              333,331
                                                                   ------------

                                                                        588,331

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                          $  1,004,665
                                                                       ========



The independent auditor's report and the accompanying note are an integral part of these financial statements.

                            ICON COMPUTER PARTS CORP.
             (A wholly owned subsidiary of Elite Technologies, Inc.)

                   STATEMENT OF EARNINGS AND RETAINED EARNINGS
              FOR THE PERIOD OF NINE MONTHS ENDED FEBRUARY 28, 2001



NET SALES                                               $  4,610,056
                                                         -----------


Less:  Cost of Sales                                       3,954,325
                                                         -----------


GROSS PROFIT                                                 655,731
                                                        ------------


Sales, Office and Administrative Expenses                    322,400
                                                        ------------


Income from operations                                       333,331


Retained Earnings, Beginning of the period                       -0-
                                                      --------------


RETAINED EARNINGS, END OF THE PERIOD                   $     333,331
                                                            ========

The independent auditor's report and the accompanying note are an integral part of these financial statements.

                            ICON COMPUTER PARTS CORP.
             (A wholly owned subsidiary of Elite Technologies, Inc.)

                              CASH FLOWS STATEMENT
              FOR THE PERIOD OF NINE MONTHS ENDED FEBRUARY 28, 2001

Cash flows from operating activities:

         Net Income                                              $  333,331
         Adjustments to reconcile net income
              with net cash:
              Changes in assets and liabilities:
                  Accounts Receivable                            (  287,504)
                  Inventory                                      (  309,165)
                  Accounts and accrued expenses payable             124,405
                                                                  ---------

Net cash used by operations                                      (  138,933)
                                                                  ---------

Cash flows from investing activities:

         Purchase of Building                                   (    40,000)
         Purchase of Furniture & Equipment                      (    21,875)
         Purchase of Motor Vehicle                              (    10,000)
                                                                 ----------

Net cash use by investing activities                            (    71,875)
                                                                 ----------

Cash flows from financing activities:

         Contributed Capital                                         80,000
         Financing obtained (net)                                   131,929
                                                                  ---------

Net cash provided by financing activities                           211,929
                                                                  ---------

Net increase in cash during the period                                1,121

Cash at the beginning of the year                                       -0-
                                                              -------------

CASH AT THE END OF THE YEAR                                    $      1,121
                                                                    =======

The independent auditor's report and the accompanying note are an integral part of these financial statements.

                            ICON COMPUTER PARTS CORP.
             (A wholly owned subsidiary of Elite Technologies, Inc.)

                        NOTES TO THE FINANCIAL STATEMENTS
                                FEBRUARY 28, 2001

I-       Organization

         Icon Computer Parts Corp. is a for-profit corporation organized under the corporate laws of the Commonwealth of Puerto Rico in December 28, 1998. It is engaged in the sale and distribution of computer parts.

         On  February  15,  2001,  Icon  Computer  Parts  Corp.  was  acquired
by  Elite  Technologies,   Inc.  in  a stock-for-stock merger.

         Building has been valued at its market value, excess of market value over cost has been contributed to the Company and is reflected as an additional paid in capital in the accompanying financial statements.

II-      Summary of Accounting Policies

1- Accounting method: The Corporation uses the accrual basis of accounting, that is, revenues are recognized when earned and expenses when incurred.

2- Property and equipment: Fixed asset purchases, renewals and betterments are capitalized at cost (except building as noted in the preceding note); maintenance and repairs are charged to expense. Fixed assets retired or otherwise disposed of are removed from the accounts with the resulting gain or loss reflected in income in the year of retirement. Depreciation expense is provided using the straight-line method at rates based on the estimated useful lives of the assets, ranging between five and seven years.

3- Inventory valuation: Inventories are valued at cost or market (whichever is lower). At February 28, 2001 inventory consisted of computer parts and accessories available for sale.

4- Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

III-     Credit Lines

         Credit lines represents short-term loans with Banco Popular de PR and Banco Santander of PR.

IV-      Concentration of Credit Risk

         Financial instruments which potentially subject the Company to concentration of credit risk consist principally of cash, and trade accounts receivables. The Company places its cash with a financial institution located in Puerto Rico with insurance by the Federal Deposit Insurance Corporation (FDIC). The Company monitors the credit quality of this financial institution and does not anticipate their nonperformance.

         A substantial majority of the Company's business activity is with customers located throughout Puerto Rico and as such the Company is subject to the risk of the Puerto Rico economy. The Company performs credit evaluations before extending credit. Trade receivables generally do not require collateral or other security.

                            ICON COMPUTER PARTS CORP.
             (A wholly owned subsidiary of Elite Technologies, Inc.)

                        NOTES TO THE FINANCIAL STATEMENTS
                                FEBRUARY 28, 2001


V-       Long-Term Debt

         Long-term debt represents a mortgage loan with Doral Financial Corporation guaranteed by the building with monthly payments of $2,022 for principal and interests at 8.95% plus insurance, property taxes and miscellaneous charges (escrow). Principal amortization is detailed below:

         2001 (thru May)                 $      2,833
         2001 - 2002                           11,591
         2002 - 2003                           12,672
         2003 - 2004                           13,854
         2004 and thereafter                  108,775
                                            ---------

                                           $  149,725
                                              =======

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